SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event Reported): October 7, 2004

                             BLUE COAT SYSTEMS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

            Delaware                  000-28139                  91-1715963
----------------------------         -----------             ----------------
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
       of Incorporation)             File Number)         Identification Number)

                               650 Almanor Avenue
                           Sunnyvale, California 94085
                                 (408) 220-2200
             ------------------------------------------------------
             (Addresses, including zip code, and telephone numbers,
              including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

      On October 7, 2004, Blue Coat Systems, Inc. (the "Company") issued a press release announcing that Bob Verheecke, the Company's Senior Vice President and Chief Financial Officer, has notified the Company that he intends to resign to pursue other opportunities. Mr. Verheecke will continue to serve in his current positions until the Company has appointed his successor. A copy of the press release is attached as Exhibit 99.1.

ITEM 9.01. Financial Statements and Exhibits.

99.1 Press Release of Blue Coat Systems, Inc., dated October 7, 2004, furnished with this Current Report on Form 8-K.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BLUE COAT SYSTEMS, INC.

DATE: October 7, 2004                        By: /s/  Robert Verheecke
                                                 -------------------------------
                                                 Robert Verheecke
                                                 Sr. Vice President, Chief
                                                 Financial Officer and Secretary
                                                 (Principal Financial and
                                                 Accounting Officer)

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                                INDEX TO EXHIBITS

Exhibit Number                      Description
--------------                      -----------
    99.1        Press Release of Blue Coat Systems, Inc., dated October 7, 2004.